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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          WILLIAMS ENERGY PARTNERS L.P.
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                                    73-1599053
(State of Incorporation or Organization)       (IRS Employer Identification No.)


                                 WILLIAMS GP LLC
                               ONE WILLIAMS CENTER
                              TULSA, OKLAHOMA 74172

              (Address of Principal Executive Offices and Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates: 333-48866.

         ----------

         Securities to be registered pursuant to Section 12(b) of the Act:

                Title of Each Class                        Name Of Each Exchange On Which
                To Be So Registered                        Each Class Is To Be Registered
                -------------------                        ------------------------------
Common Units representing limited partner interests             New York Stock Exchange

         Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of common units representing limited partner interests in Williams Energy Partners L.P. (the "Registrant") is set forth under the captions "Prospectus Summary," "Cash Distribution Policy," "Description of the Common Units," "The Partnership Agreement" and "Tax Considerations" in the prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which prospectus will constitute a part of the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-48866) (the "Form S-1 Registration Statement") initially filed with the Securities and Exchange Commission on November 30, 2000. Such prospectus, in the form in which it is so filed, shall be deemed to be incorporated herein by reference.

ITEM 2. EXHIBITS.

         The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified which have been filed with the Securities and Exchange Commission.

    Exhibit No.   Description

         1. Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-48866), initially filed with the Securities and Exchange Commission on November 30, 2000 -- incorporated herein by reference.

         2. Certificate of Limited Partnership of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

         3. Amended and Restated Agreement of Limited Partnership of the Registrant -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    WILLIAMS ENERGY PARTNERS L.P.

                                    By:    WILLIAMS GP LLC
                                           its General Partner

                                    By: /s/ DON R. WELLENDORF
                                        ----------------------------------------
                                    Name:  Don R. Wellendorf
                                    Title: Senior Vice President,
                                           Chief Financial Officer and Treasurer

Date: February 2, 2001



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                                INDEX TO EXHIBITS

    Exhibit No.   Description
    -----------   -----------
         1.       Registrant's Registration Statement on Form S-1, as amended
                  (Registration No. 333-48866), initially filed with the
                  Securities and Exchange Commission on November 30, 2000 --
                  incorporated herein by reference.

         2. Certificate of Limited Partnership of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form
                  S-1 Registration Statement.

         3.       Amended and Restated Agreement of Limited Partnership of the
                  Registrant -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.